                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)




[STRUCTURED EQUITY ARTWORK]





     STRUCTURED
EQUITY PRODUCTS


Annual Report
2002



Delaware
Diversified Growth Fund



[LOGO] POWERED BY RESEARCH.(SM)

Table
  of Contents


Letter to Shareholders                                          1

Portfolio Management Review                                     3

New at Delaware                                                 5

Performance Summary                                             6

Financial Statements:

  Statement of Net Assets                                       7

  Statement of Operations                                      10

  Statements of Changes
    in Net Assets                                              11

  Financial Highlights                                         12

  Notes to Financial
    Statements                                                 15

  Report of Independent
    Auditors                                                   17

Board of Trustees/Officers                                     18


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.


(c) Delaware Distributors, L.P.


Delaware Investments
  Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                          Delaware Diversified Growth Fund
  to Shareholders                               October 8, 2002


Recap of Events
The fiscal year ended September 30, 2002 will likely be remembered as one of the stock market's most turbulent periods. As the fiscal year for your Fund began, the stock market had just started a three-month upward climb off its late September 2001 lows. The market advance was vigorous and broad based, as the "blue chip" stocks of the Dow Jones Industrial Average moved higher in virtual lockstep with the technology-laden equities of the Nasdaq Composite Index.

After reaching levels not seen in roughly four months, the stock advance began to lose traction in early January 2002. After a measure of profit taking, equities once again attempted to move higher. However, momentum was limited and by mid-March the major indexes began what would become a relatively precipitous decline into the summer months.

The market at long last found support from its fall in late July. From July 23, which represented the low point for the S&P 500 Index, stocks attempted a rally, much as they did some five months before. Yet gains quickly turned to losses again and equities closed the fiscal year well on the way to breaking those late July lows.

Given the hardship equity investors have experienced since the beginning of spring, we are cautiously optimistic about our collective financial future. Over the past year, the U. S. economy has shown itself to be surprisingly resilient. Recent government statistics revealed that what had been thought to be one of the shortest and mildest recessions in recent history was actually far longer than earlier reported, likely spanning three quarters instead of one quarter. Beginning with the final three months of 2001, the economy has since produced consistent, albeit mild, growth.

In our opinion, a fall back into recession currently seems unlikely. Rather, we like to look at the tangible signs of economic recovery. The consumer, long having been the anchor of the economy, continues to spend. Business spending, so strong in the latter 1990s but rather docile since 2000, has shown signs of reinvigoration.

A major catalyst for strength in the economy has been low interest rates. During 2001, the Federal Reserve cut the fed funds rate 11 times to a 41-year low of 1.75%, which has had wide-ranging effects on the economy. We have just seen zero-rate financing help August's car and light truck sales surge to 18.58 million units (Source: U.S. Department of Commerce). Better still has been the residential housing market, which has been energized by mortgage rates that have steadily fallen to levels not seen in several decades.

On the corporate front, productivity growth continues to improve and labor costs have been lower in each of five consecutive quarters. If this steady building of a pathway to improving earnings continues, we believe investors will eventually shed the generally pessimistic outlook they have held for many months.

Delaware Diversified Growth Fund
Using a bottom up approach, we acquire only those growth stocks that have initially passed rigorous examination by our advanced computer model and then by our staff of highly qualified research analysts. We believe our commitment to such a disciplined managerial approach may well reward investors with capital appreciation over the long term as well as a measure of downside protection when markets experience intermittent weakness.



Total Return
For the period ended September 30, 2002                     One Year

Delaware Diversified Growth Fund -- Class A Shares           -23.57%
Russell 1000 Growth Index                                    -22.51%
Lipper Large-Cap Growth Funds Average (642 funds)            -22.17%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper Large-Cap Growth Funds Average represents the average return of a peer group of large-cap growth mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

The "structured" approach taken by the Fund's management team resulted in a return of -23.57% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended September 30, 2002. This performance came in slightly behind that of the Fund's benchmark, the Russell 1000 Growth Index, which fell -22.51%. The Fund's peer group, as measured by the Lipper Large-Cap Growth Funds Average, posted a similar performance, declining -22.17% during the period.

Market Outlook
For the equity markets to rebound, we believe investors will likely require confidence in the future of the economy, as well as in the integrity of our business community. The announcements of executive malfeasance, beginning with Enron's collapse last year, can hardly be dismissed, and corporate America must work all that much harder to assure investors that their financial reportings are solid, and not simply contrivances to garner Wall Street's short-term favor. When investor trust is restored, we believe the market will likely be on its way toward a brighter future.

With the recent stream of promising economic news, we believe the stock market can return to its strength. In turn, much-needed equity capital will likely be available to advance corporate strategic visions in 2003.

In our opinion, the prospect for bonds is cautiously promising. Inflation is currently not a threat, but we do think that an eventual pickup in the economy is likely to lead to gradually rising interest rates. If such a scenario plays out, we expect bond prices to give back some of their recent gains, as fixed-income securities drop in value when interest rates move higher.

Nonetheless, we contend that recent turbulence in the stock market has offered investors the evidence that the financial markets indeed have their various risks, and that to remain invested for the long term, one must be broadly diversified. To us at Delaware Investments, that means a combination of equities and fixed-income funds. By meeting with your financial advisor, you can update your financial goals, and in so doing, determine an appropriate mix of these two significant asset classes within your portfolio.

Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,

/s/ David K. Downes
------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                       Delaware Diversified Growth Fund
  Management Review                                              October 8, 2002



Fund Manager
J. Paul Dokas
Portfolio Manager

The Fund's Results
We believe that broad diversification is a cornerstone of successful long-term investing. With Delaware Diversified Growth Fund, we attempt to provide a consistently broad array of growth-oriented equities, across the many industry sectors that comprise the U.S. stock market.

During the Fund's fiscal year ended September 30, 2002, the broad U.S. stock market struggled, with major market indexes at times reaching levels first breached in 1997. Few sectors within the Russell 1000 Growth Index -- your Fund's benchmark -- were spared from negative performance during the period.

With a return of -23.57% (Class A shares at net asset value with distributions reinvested) for its fiscal year ended September 30, 2002, our Fund's results were comparable to its benchmark. The Russell 1000 Growth Index declined -22.51% for the same period. The Fund's peer group, as measured by the Lipper Large-Cap Growth Funds Average, fell -22.17% for the period.

In managing the Fund's portfolio of investments, we generally do not rely on short-term predictions for specific industries. We do not significantly overweight or underweight the Fund's sector allocations relative to the weightings in the Russell 1000 Growth Index. Rather, we look to maintain exposure to the capital appreciation potential available across various sectors of the index. We also believe that by not concentrating the Fund's assets in select sectors, we can often provide our investors with an added measure of downside protection.

We also maintain a strict adherence to quantitative and fundamental analysis. By beginning with a stringent in-house computer model, we "score" the universe of potential stocks against such criteria as valuations (e.g., price-to-earnings ratios), expectations (e.g., of earnings revisions), and risk. We likewise employ our computer analysis in developing the appropriate weighting that any one stock may be assigned within the portfolio. Once this rigorous process has been completed, our staff of analysts conducts thorough fundamental analysis on the securities being considered to further distill the list of possible stock acquisitions.

We believe this very "structured" approach is a meaningful set of managerial strategies and tactics. We believe that it permits us to stay true to the defined objective and investment style of the Fund over the long term.

Portfolio Highlights
In our analysis of Fund performance for the one-year period just ended, we detected underperformance relative to our benchmark in three sectors. It may come as no surprise to investors that technology-related issues suffered yet again from selling pressures, and the Fund's holdings in this area subsequently moved to the downside. As corporate capital spending has failed to appreciably rebound, large technology companies such as Oracle and Cisco Systems moved lower, despite exhibiting good cash balances and valuations that were reasonably appealing in our opinion.

Performance was generally hurt at times during the fiscal year by several investments that we refer to as credit cyclicals -- stocks whose performance is often tied to interest rates and the consumer credit market. Retailer Home Depot is a good example, as the stock experienced a decline following reports of decreasing sales. Cause for Home Depot's sales shortfall was attributed to falling lumber prices, as well as to the general drop in consumer confidence that has come on the heels of slow economic recovery this year.

The media sector was also a detriment to Fund performance. The majority of the cable entertainment industry struggled during the year, and the stock of Walt Disney was one Fund holding that suffered from a general decline, due in part to a lack of high-growth business units. We believe Disney's recent troubles were also due in part to the impact the terrorist attacks of September 11 had on travel and vacation habits during the period.

On a more upbeat note, the Fund did experience positive performance during the period in the healthcare sector. The stock of medical products provider Starus performed well, given the company's ability to garner generally improving earnings. Another positive performer was Wellpoint, a company that has proven its ability to keep their premiums above the general price level for the healthcare sector. Both stocks were sold prior to the Fund's fiscal year end, as we believed their increased prices made them less attractive to hold going forward.

The rise in petroleum prices increased the stock price of certain energy-related businesses, notably with oil service providers. Several positions in this sector assisted aggregate Fund performance. Notably, BJ Services rose approximately 70 percent during the Fund's fiscal year, and Houston-based Apache also performed well. We sold our positions in BJ Services prior to the end of the fiscal year, once we felt the stock had limited further upside.

Also, the business services sector saw some measure of strength in the period. The Fund gained ground with strong performance from the stock of Deluxe. The world's largest check printing company has bounced back from earlier concerns that Internet banking might substantially decrease the usage of paper checks. Additionally, Republic Services, a waste management company, offered the Fund a measure of strength during the period.

We are ever encouraged by the ability of our quantitative analysis to identify securities for the Fund that possess, in our opinion, the potential for capital appreciation over the long term. Nonetheless, the environment for stocks during the period covered in this report has been disheartening to a degree, given that otherwise attractively valued stocks were caught up in the near-frenzy of selling activity that spanned considerable portions of the period. We believe the ongoing economic recovery will prove to have continued throughout the end of the fiscal year, once government GDP statistics for the third quarter are first released in late October.

Outlook
Moving forward, we believe that better financial times are within our reach. We contend that a generally strengthening economy can span the remainder of this year and carry into 2003. Inflation continues to be muted, which should help to limit any sharp rises in interest rates. If interest rates remain low, the main beneficiaries may well continue to be the housing and automotive sectors.

But the economy is not without its challenges. The employment rate has made no dramatic improvements despite three straight quarters of positive GDP growth. Also, business spending is still not a strong presence in the recovery and a number of unanswered questions still exist on the global political front. Despite such impediments, we believe the economy has sufficient capacity to continue with its expansion, with the rate of growth continuing to be modest.

The same may be said of the stock market. We believe that several signs point to a brighter future. Investment history has shown us that the stock market tends to perform well in the 12-month period following a bear market bottom (Source:
ISI Group). We also believe that substantial sums of cash sitting on the sidelines can help to move stocks higher for the period ahead (Source: FactSet). As with the economy, a long-term recovery in stocks will likely be modest. In our opinion, returns in coming periods will be more in line with the historical averages for equities.

Until a sustained rebound in equities occurs, we ask for shareholder patience. We are generally optimistic about the positioning of Delaware Diversified Growth Fund heading into its new fiscal year. We believe we have likely seen the worst of the bear market, and now wait for steady improvement across the investment front. Moving forward, we will continue our commitment to a disciplined management strategy in the pursuit of consistent, long-term performance.

Top 10 Holdings
As of September 30, 2002

                                                                   Percentage
Company                     Sector                                of Net Assets
--------------------------------------------------------------------------------
 1. General Electric        Electronics & Electrical Equipment        6.15%
--------------------------------------------------------------------------------
 2. Microsoft               Computers & Technology                    4.86%
--------------------------------------------------------------------------------
 3. Pfizer                  Pharmaceuticals                           4.82%
--------------------------------------------------------------------------------
 4. Johnson & Johnson       Healthcare                                4.36%
--------------------------------------------------------------------------------
 5. Wal-Mart Stores         Retail                                    3.30%
--------------------------------------------------------------------------------
 6. Intel                   Semiconductors                            2.41%
--------------------------------------------------------------------------------
 7. Coca Cola               Food, Beverage & Tobacco                  2.17%
--------------------------------------------------------------------------------
 8. Cisco Systems           Telecommunications                        2.10%
--------------------------------------------------------------------------------
 9. Merck & Co.             Pharmaceuticals                           1.72%
--------------------------------------------------------------------------------
10. Home Depot              Retail                                    1.69%
--------------------------------------------------------------------------------

New
  at Delaware

================================================================================
Simplify your life.                                      [GRAPHIC OMITTED]
   MANAGE YOUR INVESTMENTS                               edelivery logo
                    ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 AM to 8:00 PM ET, Monday through Friday to assist with any questions.


================================================================================

Delaware
  Diversified Growth Fund

Fund Basics
As of September 30, 2002

--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks capital appreciation.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$17.00 million

--------------------------------------------------------------------------------
Number of Holdings:
163

--------------------------------------------------------------------------------
Fund Start Date:
December 2, 1996

--------------------------------------------------------------------------------
Your Fund Manager:
J. Paul Dokas leads Delaware's Structured Products Team in the portfolio management of over $3 billion in assets. He was previously Director of Trust Investment Management at Bell Atlantic Corp. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a CFA charterholder and a member of AIMR, a member of the Society of Quantitative Analysts, and a Director of the Philadelphia Society of Financial Analysts.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DGDAX
Class B  DGDBX
Class C  DGDCX

Fund Performance
Average Annual Total Returns

Through September 30, 2002             Lifetime      Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 12/2/96)
Excluding Sales Charge                  -6.74%         -11.07%      -23.57%
Including Sales Charge                  -7.69%         -12.11%      -27.94%
--------------------------------------------------------------------------------
Class B (Est. 4/30/02)
Excluding Sales Charge                 -24.71%
Including Sales Charge                 -28.47%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Performance for Class C shares, which had one share outstanding as of September 30, 2002, which represents the initial seed purchase, was not disclosed because management does not believe it to be meaningful. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares were sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Performance information is based on sales charges in effect during the reporting period. Effective November 18, 2002, the maximum Class B contingent deferred sales charges will decline from a maximum of 4% to zero depending upon the period of time the shares are held. Had the new sales charges been in effect during the reporting period performance may have been effected.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended September 30, 2002 for Delaware Diversified Growth Fund's Institutional Class shares were -6.71%, -11.03%, and -23.40%, respectively. Institutional Class shares were first made available on December 2, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Diversified Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DGDIX

Performance of a $10,000 Investment
December 2, 1996 (Fund's inception) through September 30, 2002


                                    Delaware Diversified       Russell 1000
                                    Growth Fund Class A        Growth Index
           Dec-96                         $9,288                  $10,000
           Sep-97                        $11,274                  $12,853
           Sep-98                        $10,495                  $14,280
           Sep-99                        $12,124                  $19,257
           Sep-00                        $15,102                  $23,765
           Sep-01                         $8,203                  $12,920
           Sep-02                         $6,270                  $10,012

Chart assumes $10,000 invested on December 2, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Russell 1000 Growth Index at that month's end, December 31, 1996. After December 31, 1996, returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Growth Index is an unmanaged composite that includes performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. No 12b-1 fees were imposed on Class A shares for the periods between inception to April 30, 2002, and had such charges been imposed, returns would have been lower. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                       Delaware Diversified Growth Fund
  of Net Assets                                 September 30, 2002



                                                          Number of    Market
                                                            Shares      Value
                                                          ---------    ------
Common Stock - 99.89%
Aerospace & Defense - 1.43%
   Boeing                                                    3,100  $  105,803
  +L-3 Communications                                          900      47,430
   United Technologies                                       1,600      90,384
                                                                    ----------
                                                                       243,617
                                                                    ----------
 Banking, Finance & Insurance - 9.60%
  +Affiliated Managers Group                                   800      35,688
   Aflac                                                     2,500      76,725
   American Express                                          1,700      53,006
   American International Group                              3,500     191,450
   Bank of New York                                          2,100      60,354
   Capital One Financial                                     1,600      55,872
   Charles Schwab                                            3,500      30,450
   Citigroup                                                 4,300     127,495
   Fannie Mae                                                3,900     232,206
   Fifth Third Bancorp                                       1,100      67,353
   Freddie Mac                                               3,300     184,470
   Hudson United Bancorp                                     1,600      42,560
   J.P. Morgan Chase & Co.                                   2,000      37,980
   Marsh & McLennan                                          1,100      45,804
   MBNA                                                      6,500     119,470
   Morgan Stanley                                            1,400      47,432
   New York Community Bancorp                                1,600      45,072
   SLM                                                         500      46,570
  +Travelers Property Casualty                               3,068      40,498
   Wells Fargo                                               1,900      91,504
                                                                    ----------
                                                                     1,631,959
                                                                    ----------
Buildings & Materials - 0.25%
   D.R. Horton                                               2,300      42,826
                                                                    ----------
                                                                        42,826
                                                                    ----------

 Business Services - 1.68%
  +Apollo Group - Class A                                    1,100      47,881
  +Cendant                                                   3,700      39,812
   Deluxe                                                    1,000      45,060
   H&R Block                                                 1,700      71,417
   McKesson                                                  2,900      82,157
                                                                    ----------
                                                                       286,327
                                                                    ----------
 Cable, Media & Publishing - 2.58%
  +AOL Time Warner                                          12,100     141,570
  +Clear Channel Communications                              2,300      79,925
   Gannett                                                     500      36,090
   Harte Hanks                                               2,100      39,081
  +Scholastic                                                1,000      44,680
   The News Corporation                                      2,100      40,425
  +Viacom                                                    1,400      56,770
                                                                    ----------
                                                                       438,541
                                                                    ----------
Computers & Technology - 13.57%
   Adobe Systems                                             3,000      57,300
  +Affiliated Computer Services                                900      38,295
   Automatic Data Processing                                 3,500     121,695
  +Cadence Design Systems                                    3,100      31,527
  +Dell Computer                                            11,200     263,424
  +Dun & Bradstreet                                          1,200      40,332

                                                          Number of    Market
                                                            Shares      Value
                                                          ---------    ------

Common Stock (continued)
Computers & Technology (continued)
  +Electronic Arts                                           1,200  $   79,152
  +EMC                                                       9,000      41,130
   Fair Isaac & Co.                                          1,000      32,700
   First Data                                                4,800     134,160
  +Fiserv                                                    2,100      58,968
  International Business Machines                            3,000     175,170
  +Lexmark International                                     1,500      70,500
  +Microsoft                                                18,900     825,741
  +Network Appliance                                         3,900      28,587
  +Oracle                                                   21,400     168,204
   Pitney Bowes                                              1,000      30,490
  +SunGard Data Systems                                      3,200      62,240
  +Yahoo                                                     4,700      44,979
                                                                    ----------
                                                                     2,304,594
                                                                    ----------

Consumer Products - 5.19%
   3M                                                        1,100     120,967
   Avery Dennison                                              700      39,886
   Black & Decker                                            1,100      46,123
   Clorox                                                    1,600      64,288
   Colgate-Palmolive                                           900      48,555
   Dial                                                      1,700      36,482
   Gillette                                                  3,600     106,560
   International Flavors & Fragrances                        1,600      50,960
   Mattel                                                    3,100      55,831
   Maytag                                                    1,500      34,770
   Newell Rubbermaid                                         1,200      37,044
   Procter & Gamble                                          2,700     241,326
                                                                    ----------
                                                                       882,792
                                                                    ----------

Electronics & Electrical Equipment - 6.60%
   General Electric                                         42,400   1,045,160
  +Gentex                                                    1,200      32,628
  +Thermo Electron                                           2,700      43,551
                                                                    ----------
                                                                     1,121,339
                                                                    ----------
Energy - 1.22%
   Anadarko Petroleum                                        1,000      44,540
   Apache                                                      800      47,560
  +Noble                                                     1,200      37,200
   Tidewater                                                 1,500      40,485
  +Varco International                                       2,200      37,224
                                                                    ----------
                                                                       207,009
                                                                    ----------
Environmental Services - 0.62%
   Ecolab                                                      800      33,384
  +Republic Services                                         2,100      39,480
   Waste Management                                          1,400      32,648
                                                                    ----------
                                                                       105,512
                                                                    ----------
Food, Beverage & Tobacco - 7.66%
   Adolph Coors - Class B                                      800      45,040
   Anheuser Busch                                            1,600      80,960
   Coca Cola                                                 7,700     369,292
   Hershey Foods                                               600      37,230
   Kellogg                                                   1,200      39,900

Statement                                       Delaware Diversified Growth Fund
  of Net Assets (continued)


                                                          Number of    Market
                                                            Shares      Value
                                                          ---------    ------

Common Stock (continued)
Food, Beverage & Tobacco (continued)
   Kraft Foods - Class A                                     1,800  $   65,628
  +Kroger                                                    4,900      69,090
   Pepsi Bottling                                            1,500      35,100
   PepsiCo                                                   5,800     214,310
  +Performance Food Group                                    1,900      64,524
   Philip Morris                                             6,300     244,440
   RJ Reynolds                                                 900      36,288
                                                                    ----------
                                                                     1,301,802
                                                                    ----------

Healthcare - 13.79%
  +Amgen                                                     6,504     271,217
  +Anthem                                                    1,100      71,500
   Baxter International                                      3,400     103,870
   Becton Dickinson                                          2,000      56,800
   Biomet                                                    1,300      34,619
   CR Bard                                                     800      43,704
  +Genentech                                                 2,300      75,049
  +Guidant                                                   2,900      93,699
   HCA                                                       3,100     147,591
  +Health Net                                                2,100      45,045
  +Henry Schein                                                900      47,475
   Johnson & Johnson                                        13,700     740,895
  +Lincare                                                   1,800      55,872
   Medtronic                                                 3,800     160,056
  +Oxford Health Plans                                       1,300      50,622
  +Quest Diagnostics                                           900      55,377
  +Steris                                                    2,700      67,257
  +Tenet Healthcare                                          2,700     133,650
   UnitedHealth Group                                        1,000      87,220
                                                                    ----------
                                                                     2,341,518
                                                                    ----------
Industrial Machinery - 0.24%
  +SPX                                                         400      40,360
                                                                    ----------
                                                                        40,360
                                                                    ----------
Leisure, Lodging & Entertainment - 0.83%
  +MGM Mirage                                                1,200      44,760
   Polaris Industries                                          700      43,400
   Walt Disney                                               3,500      52,990
                                                                    ----------
                                                                       141,150
                                                                    ----------
Metals & Mining - 0.25%
   Alcoa                                                     2,200      42,460
                                                                    ----------
                                                                        42,460
                                                                    ----------
Paper & Forest Products - 0.63%
   Kimberly-Clark                                            1,900     107,616
                                                                    ----------
                                                                       107,616
                                                                    ----------
Pharmaceuticals - 13.22%
   Abbott Laboratories                                       6,800     274,720
   AmeriSource Bergen - Class A                              1,100      78,562
   Bristol-Myers Squibb                                      4,100      97,580
   Cardinal Health                                           1,200      74,640
   Eli Lilly                                                 2,600     143,884
                                                          Number of    Market
                                                            Shares      Value
                                                          ---------    ------
Common Stock (continued)
Pharmaceuticals (continued)
   Merck & Co.                                               6,400  $  292,544
   Pfizer                                                   28,200     818,364
   Pharmacia                                                 5,600     217,728
  +Priority Healthcare - Class B                             1,500      37,800
   Schering-Plough                                           3,200      68,224
   Wyeth                                                     4,500     143,100
                                                                    ----------
                                                                     2,247,146
                                                                    ----------
Retail - 10.36%
   Applebee's International                                  2,600      56,992
  +AutoNation                                                3,600      41,472
  +Bed Bath & Beyond                                         1,100      35,827
  +Best Buy                                                  1,200      26,772
   CVS                                                       1,300      32,955
   Home Depot                                               11,000     287,100
  +Kohl's                                                    1,400      85,134
   Limited                                                   2,900      41,586
   Lowe's                                                    1,900      78,660
   Pier 1 Imports                                            2,000      38,140
   Ross Stores                                               1,200      42,768
  +Staples                                                   4,400      56,276
   Target                                                    4,500     132,840
   TJX                                                       3,300      56,100
   Wal-Mart Stores                                          11,400     561,336
   Walgreen                                                  2,200      67,672
  +Yum! Brands                                               3,100      85,901
  +Zale                                                      1,100      33,176
                                                                    ----------
                                                                     1,760,707
                                                                    ----------
Semiconductors - 5.40%
  +Altera                                                    5,600      48,552
  +Analog Devices                                            2,200      43,340
  +Applied Materials                                        10,000     115,500
  +Emulex                                                    2,400      27,024
   Intel                                                    29,500     409,755
  +KLA-Tencor                                                  800      22,352
  +Lam Research                                              2,600      23,140
   Linear Technology                                         2,000      41,440
  +Microchip Technology                                      3,500      71,575
   Texas Instruments                                         7,800     115,206
                                                                    ----------
                                                                       917,884
                                                                    ----------
Telecommunications - 3.72%
  +Cisco Systems                                            34,000     356,320
   Harris                                                    1,400      46,886
   Motorola                                                  8,300      84,494
  +Qualcomm                                                  4,500     124,290
  +Sprint PCS                                               10,600      20,776
                                                                    ----------
                                                                       632,766
                                                                    ----------
Textiles, Apparel & Furniture - 0.25%
   Nike                                                      1,000      43,180
                                                                    ----------
                                                                        43,180
                                                                    ----------

Statement
of Net Assets (continued)

                                                Delaware Diversified Growth Fund





                                                          Number of    Market
                                                            Shares      Value
                                                          ---------    ------

Common Stock (continued)
Transportation & Shipping - 0.80%
 Expeditors International                                    1,500    $ 41,910
 FedEx                                                       1,000      50,070
 United Parcel Service - Class B                               700      43,771
                                                                    ----------
                                                                       135,751
                                                                    ----------
Total Common Stock
 (cost $22,073,889)                                                 16,976,856
                                                                    ----------

                                                          Principal
                                                            Amount
                                                          ---------
Repurchase Agreements - 0.08%
 With BNP Paribas 1.87% 10/1/02
  (dated 9/30/02, collateralized
  by $5,100 U.S. Treasury Bills due
  2/13/03, market value $5,077)                             $4,964       4,964
 With J. P. Morgan Securities
  1.80% 10/1/02 (dated 9/30/02,
  collateralized by $4,200
  U.S. Treasury Bills due 12/26/02,
  market value $4,153)                                       4,072       4,072
 With UBS Warburg 1.87% 10/1/02
  (dated 9/30/02, collateralized by
  $4,400 U.S. Treasury Notes 7.875%
  due 11/15/04, market value $5,066)                         4,964       4,964
                                                                    ----------
Total Repurchase Agreements
 (cost $14,000)                                                         14,000
                                                                    ----------

Total Market Value of Securities - 99.97%
 (cost $22,087,889)                                                 16,990,856

Receivables and Other Assets
 Net of Liabilities - 0.03%                                              4,362
                                                                    ----------

Net Assets Applicable to 3,737,405
 Shares Outstanding - 100.00%                                      $16,995,218
                                                                   ===========

Net Asset Value - Delaware
 Diversified Growth Fund Class A
 ($28,106/6,186 Shares)                                                  $4.54
                                                                         -----
Net Asset Value - Delaware
 Diversified Growth Fund Class B
 ($18,697/4,122 Shares)                                                  $4.54
                                                                         -----
Net Asset Value - Delaware
 Diversified Growth Fund Class C
 ($4.54/1 Share)                                                         $4.54
                                                                         -----
Net Asset Value - Delaware
 Diversified Growth Fund
 Institutional Class
 ($16,948,410/3,727,096 Shares)                                          $4.55
                                                                         -----

Components of Net Assets at September 30, 2002:
Shares of beneficial interest
 (unlimited authorization - no par)                                $27,556,887
Undistributed net investment income                                     15,861
Accumulated net realized loss on investments                        (5,480,497)
Net unrealized depreciation of investments                          (5,097,033)
                                                                   -----------
Total net assets                                                   $16,995,218
                                                                   ===========

+Non-income producing security for the year ended September 30, 2002.

Net Asset Value and Offering Price per
 Share - Delaware Diversified Growth Fund
Net asset value Class A (A)                                              $4.54
Sales charge (5.75% of offering price, or 6.17%
 of the amount invested per share) (B)                                    0.28
                                                                         -----
Offering price                                                           $4.82
                                                                         =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                       Delaware Diversified Growth Fund
  of Operations                                 Year Ended September 30, 2002


Investment Income:
 Dividends                                                $136,474
 Interest                                                    1,279  $   137,753
                                                          --------  -----------

Expenses:
 Management fees                                            93,803
 Registration fees                                          55,380
 Reports and statements to shareholders                     23,784
 Accounting and administration expenses                      6,300
 Dividend disbursing and transfer agent fees and expenses    4,415
 Trustees' fees                                              2,491
 Custodian fees                                              1,787
 Professional fees                                             801
 Distribution expenses - Class A                               101
 Distribution expenses - Class B                                54
 Other                                                       3,115
                                                          --------
                                                                        192,031
 Less expenses absorbed or waived                                       (69,588)
 Less expenses paid indirectly                                             (551)
                                                                    -----------
 Total expenses                                                         121,892
                                                                    -----------
Net Investment Income                                                    15,861
                                                                    -----------

Net Realized and Unrealized Loss on Investments:
 Net realized loss on investments                                    (3,613,082)
 Net change in unrealized depreciation of investments                (1,093,862)
                                                                    -----------
Net Realized and Unrealized Loss on Investments                      (4,706,944)
                                                                    -----------

Net Decrease in Net Assets Resulting from Operations                $(4,691,083)
                                                                    ===========

See accompanying notes

Statements                                      Delaware Diversified Growth Fund
  of Changes in Net Assets


                                                                             Year Ended
                                                                       9/30/02         9/30/01

Increase (Decrease) in Net Assets from Operations:
 Net investment income (loss)                                         $   15,861  $     (20,974)
 Net realized loss on investments                                     (3,613,082)    (1,784,835)
 Net change in unrealized depreciation of investments                 (1,093,862)    (5,697,591)
                                                                     -----------    -----------
 Net decrease in net assets resulting from operations                 (4,691,083)    (7,503,400)
                                                                     -----------    -----------

Dividends and Distributions to Shareholders:
 From net realized gain on investments:
  Class A                                                                     --         (4,480)
  Institutional Class                                                         --     (1,374,964)

 In excess of net realized gain on investments:
  Class A                                                                     --           (268)
 Institutional Class                                                          --        (82,317)
                                                                     -----------    -----------
                                                                              --     (1,462,029)
                                                                     -----------    -----------
Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                 12,500             --
  Class B                                                                 22,012             --
  Class C                                                                      6             --
  Institutional Class                                                 12,899,568      3,600,179

 Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                     --          4,748
  Institutional Class                                                         --      1,457,281
                                                                     -----------    -----------
                                                                      12,934,086      5,062,208
                                                                     -----------    -----------
 Cost of shares repurchased:
  Institutional Class                                                 (1,959,984)            --
                                                                     -----------    -----------
                                                                      (1,959,984)            --
                                                                     -----------    -----------
Increase in net assets derived from capital share transactions        10,974,102      5,062,208
                                                                     -----------    -----------
Net Increase (Decrease) in Net Assets                                  6,283,019     (3,903,221)

Net Assets:
 Beginning of year                                                    10,712,199     14,615,420
                                                                     -----------    -----------
 End of year                                                         $16,995,218    $10,712,199
                                                                     ===========    ===========

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Diversified Growth Fund Class A
                                                                                     Year Ended
                                                              9/30/02     9/30/01      9/30/00      9/30/99     9/30/98
Net asset value, beginning of period                           $5.940     $12.350      $10.300       $8.990     $10.160

Income (loss) from investment operations:
Net investment income (loss)(1)                                    --      (0.013)      (0.032)       0.036       0.082
Net realized and unrealized gain (loss) on investments         (1.400)     (5.162)       2.544        1.354      (0.755)
                                                               ------      ------      -------      -------      ------
Total from investment operations                               (1.400)     (5.175)       2.512        1.390      (0.673)
                                                               ------      ------      -------      -------      ------

Less dividends and distributions:
From net investment income                                         --          --       (0.012)      (0.080)     (0.076)
From net realized gain on investments                              --      (1.165)      (0.450)          --      (0.421)
In excess of net realized gain on investments                      --      (0.070)          --           --          --
                                                               ------      ------      -------      -------      ------
Total dividends and distributions                                  --      (1.235)      (0.462)      (0.080)     (0.497)
                                                               ------      ------      -------      -------      ------

Net asset value, end of period                                 $4.540      $5.940      $12.350      $10.300      $8.990
                                                               ======      ======      =======      =======      ======

Total return(2)                                               (23.57%)    (45.68%)      24.61%       15.52%      (6.91%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $28         $26          $47          $10         $12
Ratio of expenses to average net assets                         0.94%       0.75%        0.75%        0.75%       0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.57%       1.12%        1.13%        1.28%       2.28%
Ratio of net investment income (loss) to average net assets     0.00%      (0.17%)      (0.26%)       0.36%       0.83%
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly     (0.63%)     (0.54%)      (0.64%)      (0.17%)     (0.70%)
Portfolio turnover                                                67%         67%          91%         120%        163%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. The returns reflect a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            Delaware Diversified Growth Fund Class B

                                                                          Period 4/30/02(1)
                                                                             to 9/30/02

Net asset value, beginning of period                                          $6.030

Loss from investment operations:
Net investment loss(2)                                                        (0.017)
Net realized and unrealized loss on investments                               (1.473)
                                                                              ------
Total from investment operations                                              (1.490)
                                                                              ------

Net asset value, end of period                                                $4.540
                                                                              ======

Total return(3)                                                              (24.71%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                          $19
Ratio of expenses to average net assets                                        1.95%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                     2.98%
Ratio of net investment loss to average net assets                            (0.81%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly                    (1.84%)
Portfolio turnover                                                               67%

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. The returns reflect a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

As of September 30, 2002, the Delaware Diversified Growth Fund Class C had one share outstanding, representing the initial seed purchase. Shareholder data for this class is not disclosed because management does not believe it to be meaningful.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Diversified Growth Fund Institutional Class

                                                                                    Year Ended
                                                               9/30/02    9/30/01      9/30/00      9/30/99     9/30/98

Net asset value, beginning of period                           $5.940     $12.350      $10.300      $8.990      $10.160

Income (loss) from investment operations:
Net investment income (loss)(1)                                 0.006      (0.013)      (0.032)      0.036        0.082
Net realized and unrealized gain (loss) on investments         (1.396)     (5.162)       2.544       1.354       (0.755)
                                                               ------     -------      -------      ------      -------
Total from investment operations                               (1.390)     (5.175)       2.512       1.390       (0.673)
                                                               ------     -------      -------      ------      -------

Less dividends and distributions:
From net investment income                                         --          --       (0.012)     (0.080)      (0.076)
From net realized gain on investments                              --      (1.165)      (0.450)         --       (0.421)
In excess of net realized gain on investments                      --      (0.070)          --          --           --
                                                               ------     -------      -------      ------      -------
Total dividends and distributions                                  --      (1.235)      (0.462)     (0.080)      (0.497)
                                                               ------     -------      -------      ------      -------

Net asset value, end of period                                 $4.550      $5.940      $12.350     $10.300       $8.990
                                                               ------     -------      -------      ------      -------

Total return(2)                                               (23.40%)    (45.68%)      24.61%      15.52%       (6.91%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $16,948     $10,686      $14,568     $10,886       $2,227
Ratio of expenses to average net assets                         0.83%       0.75%        0.75%       0.75%        0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.27%       0.82%        0.83%       0.98%        1.98%
Ratio of net investment income (loss) to average net assets     0.11%      (0.17%)      (0.26%)      0.36%        0.83%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly     (0.33%)     (0.24%)      (0.34%)      0.13%       (0.40%)
Portfolio turnover                                                67%         67%          91%        120%         163%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The returns reflect a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                           Delaware Diversified Growth Fund
  to Financial Statements                       September 30, 2002



Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust, and offers two series: Delaware Diversified Growth Fund and Delaware Growth Opportunities Fund. These financial statements and related notes pertain to Delaware Diversified Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a deferred sales charge that declines from 5.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $346 for the year ended September 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended September 30, 2002 were approximately $205. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, did not exceed the percentage of average daily net assets of the Fund as follows:

Dates                                                 Rates
-----                                                 -----
10/1/01 through 4/30/02                                0.75%
5/1/02 through 7/31/02                                 1.20%
8/1/02 through 11/30/03                                0.75%

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected to waive its fees from May 1, 2002 through November 30, 2003 in order to prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets. Prior to May 1, 2002, DDLP had elected to waive such fees of Class A shares. No distribution expenses are paid by the Institutional Class shares.

Notes                                           Delaware Diversified Growth Fund
  to Financial Statements (continued)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At September 30, 2002, the Fund had receivables from or liabilities payable to affiliates as follows:

  Dividend disbursing, transfer
    agent fees, accounting and
    other expenses payable to DSC                       $(1,808)

  Other expenses payable to
    DMC and affiliates                                   (5,487)

  Receivable from DMC under
    expense limitation agreement                          6,431

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended September 30, 2002, the Fund made purchases of $20,680,126 and sales of $9,711,298 of investment securities other than short-term investments.

At September 30, 2002, the cost of investments for federal income tax purposes was $22,843,117. At September 30, 2002, net unrealized depreciation was $5,852,261 of which $99,415 related to unrealized appreciation of investments and $5,951,676 related to unrealized depreciation of investments.

4. Dividend and Distributions
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended September 30, 2002 and 2001 was as follows:

                                                  2002             2001

  Ordinary income                                $ --           $1,337,727
  Long-term capital gain                           --              124,302
                                                 ----           ----------
  Total                                          $ --           $1,462,029
                                                 ====           ==========

As of September 30, 2002, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                $27,556,887
  Undistributed ordinary income                                     15,861
  Capital loss carryforwards                                    (1,954,927)
  Post-October losses                                           (2,770,342)
  Unrealized depreciation on investments                        (5,852,261)
                                                               -----------
  Net assets                                                   $16,995,218
                                                               ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss caryforwards expire as follows: $18,245 expires in 2009, and $1,936,682 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through September 30, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                                Year Ended
                                                           9/30/02      9/31/01
Shares sold:
  Class A                                                   1,844          --
  Class B                                                   4,122          --
  Class C                                                       1          --
  Institutional Class                                   2,224,290     465,438

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                      --         498
  Class B                                                      --          --
  Class C                                                      --          --
  Institutional Class                                          --     152,595
                                                        ---------     -------
                                                        2,230,257     618,531
                                                        ---------     -------
Shares repurchased:
  Class A                                                      --          --
  Class B                                                      --          --
  Class C                                                      --          --
  Institutional Class                                    (295,211)         --
                                                        ---------     -------
                                                         (295,211)         --
                                                        ---------     -------
Net increase                                            1,935,046     618,531
                                                        =========     =======

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemption's of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2002 or at any time during the period.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV -- Delaware Diversified Growth Fund

We have audited the accompanying statement of net assets of Delaware Diversified Growth Fund (the "Fund") as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Diversified Growth Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP


Philadelphia, Pennsylvania
November 8, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)     Chairman             2 Years            Since January 1, 2000,         89(5)           None
   2005 Market Street         and Trustee                             Mr. Haldeman has served in
    Philadelphia, PA                                                various capacities at different
         19103                                                      times at Delaware Investments(2)

    October 29, 1948                                                   President/Chief Operating
                                                                           Officer/Director -
                                                                        United Asset Management
                                                                     (January 1998 - January 2000)

                                                                          Partner/Director -
                                                                        Cooke and Bieler, Inc.
                                                                       (Investment Management)
                                                                      (June 1974 - January 1998)

   David K. Downes(3)           President,           9 Years -             Mr. Downes has              107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      3 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              14 Years              Board Chairman -           107             None
 460 North Gulph Road                                                  Citadel Constructors, Inc.
 King of Prussia, PA                                                        (1989 - Present)
        19406

   October 1, 1927

   John H. Durham                Trustee             23 Years(4)           Private Investor            107            Trustee -
    P.O. Box 819                                                                                                 Abington Memorial
 Gwynedd Valley, PA                                                                                             Hospital Foundation
       19437

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              1 Year                   President -             89(5)          Director -
  P.O. Box 3003                                                        Franklin & Marshall College               Sovereign Bancorp
  Lancaster, PA                                                          (June 2002 - Present)
     17604
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Anthony D. Knerr               Trustee              12 Years        Founder/Managing Director -      107             None
  500 Fifth Avenue                                                    Anthony Knerr & Associates
    New York, NY                                                        (Strategic Consulting)
       10110                                                               (1990 - Present)

   December 7, 1938

   Ann R. Leven                  Trustee              13 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 785 Park Avenue                                                         National Gallery of Art                 Recoton Corporation
   New York, NY                                                              (1994 - 1999)
     10021                                                                                                            Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              8 Years                President/Chief           107       Director - Valmont
200 South Fifth Street                                                     Executive Officer -                    Industries, Inc.
   Suite 2100                                                               MLM Partners, Inc.
   Minneapolis, MN                                                      (Small Business Investing                  Director - ACI
       55402                                                                 and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              3 Years           Vice President Treasurer -     107             None
  Building 220-13W-37                                                         3M Corporation
    St. Paul, MN                                                          (July 1995 - Present)
       55144
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   William E. Dodge            Executive Vice         2 Years          Executive Vice President and    107             None
  2005 Market Street           President and                            Chief Investment Officer -
   Philadelphia, PA           Chief Investment                              Equity of Delaware
       19103                  Officer - Equity                       Investment Advisers, a series of
                                                                            Delaware Management
   June 29, 1949                                                              Business Trust
                                                                          (April 1999 - Present)

                                                                            President, Director
                                                                             of Marketing and
                                                                         Senior Portfolio Manager -
                                                                         Marvin & Palmer Associates
                                                                          (Investment Management)
                                                                        (August 1996 - April 1999)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Officer         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Jude T. Driscoll(6)        Executive Vice          1 Year        Executive Vice President and       107             None
   2005 Market Street         President and                            Head of Fixed-Income of
    Philadelphia, PA             Head of                            Delaware Investment Advisers,
       19103                   Fixed-Income                              a series of Delaware
                                                                      Management Business Trust
   March 10, 1963                                                      (August 2000 - Present)

                                                                      Senior Vice President and
                                                                  Director of Fixed-Income Process -
                                                                      Conseco Capital Management
                                                                      (June 1998 - August 2000)

                                                                         Managing Director -
                                                                    NationsBanc Capital Markets
                                                                    (February 1996 - June 1998)

   Richard J. Flannery     Executive Vice President,  4 Years       Mr. Flannery has served in         107             None
   2005 Market Street        General Counsel and                   various executive capacities
    Philadelphia, PA     Chief Administrative Officer                 at different times at
       19103                                                          Delaware Investments.

   September 30, 1957

   Richelle S. Maestro      Senior Vice President,    3 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    6 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962


(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                                        Fixed Income Group
Delaware American Services Fund                                            Corporate and Government
Delaware Growth Opportunities Fund                                         Delaware American Government Bond Fund
Delaware Select Growth Fund                                                Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                                             Delaware Delchester Fund
Delaware Technology and Innovation Fund                                    Delaware Diversified Income Fund
Delaware Trend Fund                                                        Delaware Extended Duration Bond Fund
Delaware U.S. Growth Fund                                                  Delaware High-Yield Opportunities Fund
                                                                           Delaware Limited-Term Government Fund
Value-Equity Group                                                         Delaware Strategic Income Fund
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund                                            Money Market
Delaware REIT Fund                                                         Delaware Cash Reserve Fund
Delaware Small Cap Value Fund                                              Delaware Tax-Free Money Fund

International Group                                                        Municipal (National Tax-Exempt)
(DIAL-Delaware International Advisers Ltd.)                                Delaware National High-Yield Municipal Bond Fund
Delaware Emerging Markets Fund                                             Delaware Tax-Free Insured Fund
Delaware International Small Cap Value Fund                                Delaware Tax-Free USA Fund
Delaware International Value Equity Fund                                   Delaware Tax-Free USA Intermediate Fund
  (formerly Delaware International Equity Fund)
                                                                           Municipal (State-Specific Tax-Exempt)
Blend Mutual Funds                                                         Delaware Tax-Free Arizona Fund
Delaware Balanced Fund                                                     Delaware Tax-Free Arizona Insured Fund
Delaware Core Equity Fund                                                  Delaware Tax-Free California Fund
  (formerly Delaware Growth Stock Fund)                                    Delaware Tax-Free California Insured Fund
Delaware Devon Fund                                                        Delaware Tax-Free Colorado Fund
Delaware Social Awareness Fund                                             Delaware Tax-Free Florida Fund
                                                                           Delaware Tax-Free Florida Insured Fund
Structured Equity Products Group                                           Delaware Tax-Free Idaho Fund
Delaware Diversified Growth Fund                                           Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Diversified Value Fund                                            Delaware Tax-Free Minnesota Fund
Delaware Group Foundation Funds                                            Delaware Tax-Free Minnesota Insured Fund
  Delaware Growth Allocation Portfolio                                     Delaware Tax-Free Minnesota Intermediate Fund
  Delaware Balanced Allocation Portfolio                                   Delaware Tax-Free Missouri Insured Fund
  Delaware Income Allocation Portfolio                                     Delaware Tax-Free New York Fund
                                                                           Delaware Tax-Free Oregon Insured Fund
                                                                           Delaware Tax-Free Pennsylvania Fund


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Diversified Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                                Affiliated Officers                            Contact Information

Walter P. Babich                                 William E. Dodge                               Investment Manager
Board Chairman                                   Executive Vice President and                   Delaware Management Company
Citadel Constructors, Inc.                       Chief Investment Officer, Equity               Philadelphia, PA
King of Prussia, PA                              Delaware Investments Family of Funds
                                                 Philadelphia, PA                               International Affiliate
David K. Downes                                                                                 Delaware International Advisers Ltd.
President and Chief Executive Officer            Jude T. Driscoll                               London, England
Delaware Investments Family of Funds             Executive Vice President and
Philadelphia, PA                                 Head of Fixed Income                           National Distributor
                                                 Delaware Investments Family of Funds           Delaware Distributors, L.P.
John H. Durham                                   Philadelphia, PA                               Philadelphia, PA
Private Investor
Gwynedd Valley, PA                               Richard J. Flannery                            Shareholder Servicing, Dividend
                                                 President and Chief Executive Officer          Disbursing and Transfer Agent
John A. Fry                                      Delaware Distributors, L.P.                    Delaware Service Company, Inc.
President                                        Philadelphia, PA                               2005 Market Street
Franklin & Marshall College                                                                     Philadelphia, PA 19103-7094
Lancaster, PA                                    Richelle S. Maestro
                                                 Senior Vice President, Deputy General          For Shareholders
Anthony D. Knerr                                 Counsel and Secretary                          800 523-1918
Consultant                                       Delaware Investments Family of Funds
Anthony Knerr & Associates                       Philadelphia, PA                               For Securities Dealers and Financial
New York, NY                                                                                    Institutions Representatives Only
                                                 Michael P. Bishof                              800 362-7500
Ann R. Leven                                     Senior Vice President and Treasurer
Former Treasurer/Chief Fiscal Officer            Delaware Investments Family of Funds           Web site
National Gallery of Art                          Philadelphia, PA                               www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(6865)                                                                                                            Printed in the USA
AR-133 [9/02] IVES 11/02                                                                                                       J8737
